Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GenMark Diagnostics, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), Hany Massarany, Chief Executive Officer of the Company, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 20, 2012

/s/ HANY MASSARANY
Hany Massarany Chief Executive Officer (principal executive officer)